Exhibit 99.1

Ritchie Bros. to Acquire IAA and Create a Leading Global Marketplace for Commercial Assets and Vehicles

Combines Highly Complementary Businesses Operating in Adjacent Verticals to Unlock Accelerated Growth

Accelerates Scale and Diversifies Business Through Expansion into the Growing and Resilient Vehicle Market with a Proven Leader and Pro Forma LTM1 Gross Transaction Value of Approximately $14.5 Billion

Expected to be Accretive to Adjusted Earnings Per Share Post-Close and to Achieve $100 to $120+ Million in Annual Run-Rate Cost Synergies by the End of 2025

Stock and Cash Transaction Valued at Approximately $7.3 Billion

Companies to Host Conference Call at 8:00 A.M. Eastern Time Today to Discuss Transaction and Ritchie Bros.’ Third Quarter 2022 Financial Results

VANCOUVER, BC, and WESTCHESTER, Ill. –November 7, 2022 - Ritchie Bros. Auctioneers Incorporated (NYSE: RBA) (TSX: RBA), (the "Company” or "Ritchie Bros.”) and IAA, Inc. (NYSE: IAA), today announced that they have entered into a definitive agreement under which Ritchie Bros. will acquire IAA in a stock and cash transaction valued at approximately $7.3 billion including the assumption of $1.0 billion of net debt.2 The transaction has the unanimous support of both boards of directors.

Under the terms of the merger agreement, IAA stockholders will receive $10.00 in cash and 0.5804 shares of Ritchie Bros. common stock for each share of IAA common stock they own. The purchase price of $46.88 per share represents a premium of approximately 19% to the closing share price of IAA common stock on November 4, 2022, and 23% to the 10-day volume-weighted average price, using Ritchie Bros.’ 10-day volume-weighted average price on the NYSE of $63.55. The total purchase price also reflects a transaction multiple of 13.6x IAA’s last twelve-month Adjusted EBITDA3 as of October 2, 2022. Upon completion of the transaction, Ritchie Bros. stockholders will own approximately 59% of the combined company and IAA stockholders will own approximately 41%.

IAA is a leading global digital marketplace connecting vehicle buyers and sellers, and the transaction will diversify Ritchie Bros.’ customer base by providing the Company with a significant presence in the vehicle remarketing vertical that has strong industry fundamentals with proven secular growth. The combination will accelerate its growth and strategic vision to create a next-generation global marketplace for commercial assets and vehicles, supported by advanced technologies and data analytics. Additionally, the Ritchie Bros. management team has extensive experience in the automotive and insurance ecosystem, which will help shape the go-forward customer experience. With enhanced scale and an expanded addressable market, Ritchie Bros. will be able to drive additional Gross Transaction Value (“GTV”) growth through its platforms and auction sites, in turn generating more insights for its customers and expanding the adoption of Ritchie Bros.’ other high-margin tech-enabled services.

1 Represents the LTM period as of September 30, 2022 for Ritchie Bros. and October 2, 2022 for IAA

2 Based on IAA reported balance sheet as of October 2, 2022

3 IAA reported Adjusted EBITDA

“IAA accelerates our journey to become the trusted global marketplace for insights, services, and transaction solutions,” said Ann Fandozzi, CEO of Ritchie Bros. “Their highly complementary business in an adjacent vertical will allow us to unlock additional growth. Through our trusted brands, similar operating model, and complementary services, we expect to drive efficiencies and create a more resilient business.”

Fandozzi continued, “This announcement is a testament to the passion and dedication of the Ritchie Bros. and IAA teams. We expect this transaction to create new and exciting growth and development opportunities for employees of both Ritchie Bros. and IAA as we scale our combined business. As we do so, we will continue to foster our aligned culture and shared values grounded in supporting and empowering our team to create a best-in-class customer experience.”

“Together, IAA and Ritchie Bros. will have expanded global operations, accelerating international buyer development and enhancing ancillary services such as transportation and finance,” said John Kett, CEO and President of IAA. “The transaction will also provide compelling value to stockholders through the immediate cash component and the opportunity to participate in the substantial growth potential of our combined company with significant resources. I believe that very appealing new opportunities are ahead for IAA employees and new capabilities for customers as we enter this exciting new chapter with Ritchie Bros.”

Compelling Strategic and Financial Benefits

•	Creates a Leading Global Marketplace for Commercial Assets and Vehicles: Combining Ritchie Bros. and IAA’s product offerings immediately creates a leading global marketplace for commercial assets and vehicles with pro forma GTV[1] of approximately $14.5 billion for the last 12 months ended September 30, 2022 and pro forma revenue[1] and Adjusted EBITDA[1,4] of approximately $3.8 billion and approximately $1.0 billion, respectively, excluding the impact of synergies. The combined company’s increased scale will allow it to build out its integrated digital marketplace.

•	Provides Diversification Benefits with Entry into Adjacent Vehicle Market: The transaction represents Ritchie Bros.’ entry into the large and steadily growing vehicle sector. IAA is an established market leader, currently delivering annual GTV of approximately $8.6 billion. It is one of the most trusted brands in the industry, with long-standing customer relationships. Adding a successful business in a new vertical will diversify Ritchie Bros.’ business by both customer and geography and create a more resilient business model to perform through market cycles.

4 Equivalent to Ritchie Bros. Adjusted EBITDA

•	Expands Local Yard Footprint to Broaden Customer Reach and Provide Enhanced Service: By combining IAA’s existing footprint of more than 210 facilities across the United States, Canada and Europe with Ritchie Bros.’ existing footprint of over 40 owned and 24 leased facilities globally, the combined company will have new opportunities to advance its yard strategy more efficiently in key regions across the United States and internationally. The expanded real estate base will provide the company with additional flexibility to drive profitable growth by strategically leveraging capacity to best serve customers across both businesses. This includes leveraging Ritchie Bros.’ footprint to expand IAA’s broader capacity, including for catastrophic weather events. The combined real estate footprint also increases Ritchie Bros.’ proximity to a broader customer base and local yards, allowing it to provide faster service and reduce transportation time and costs, enhancing the overall experience for customers.

•	Advances Ritchie Bros.’ Digital Marketplace Development: This combination brings together the best capabilities of both Ritchie Bros. and IAA. Marketplace technology investments are expected to drive enhanced returns as they will be amortized over significantly more units. Moving forward, the combined company will offer expanded access to additional insights, services, and transaction solutions to a wider customer base.

•	Unites Two Highly Complementary Businesses with Significant Synergy Potential: The companies expect to achieve $100 to $120+ million in annual run-rate cost synergies by the end of 2025, driven primarily through consolidating back office, finance and technology, general and administrative, and operations.

•	Delivers Meaningful Earnings Accretion: The transaction is expected to be accretive to Ritchie Bros.’ adjusted earnings per share by low single digits in the first full year following the transaction close and mid-teens accretive after that.

Integration Plan, Leadership and Board of Directors

Ann Fandozzi will continue to serve as CEO of the combined company.

The Ritchie Bros. Board of Directors will expand to add IAA CEO and President John Kett and three other current members of the IAA Board following the close of the transaction. Erik Olsson, chairman of the Ritchie Bros. Board, will serve as chairman of the Board of the combined company.

Ritchie Bros. will continue to be legally incorporated in Canada and will retain its offices and employee base in Burnaby, British Columbia and IAA’s Chicago, Illinois offices will serve as the official headquarters of the combined company. As of the transaction closing, approximately two thirds of the workforce will be in the United States on a combined basis.

Following the transaction close, Ritchie Bros. will continue to trade under the symbol RBA on both the NYSE and TSX.

Timing to Close, Approvals and Financing

The transaction is expected to close in the first half of 2023 subject to approval by Ritchie Bros. stockholders of the issuance of Ritchie Bros. stock in connection with the transaction and approval of IAA stockholders of the transaction, receipt of regulatory approvals and other customary closing conditions.

Ritchie Bros. intends to fund the cash consideration of the transaction through a combination of cash on hand and new debt. The Company has bridge financing commitments in place from Goldman Sachs, Bank of America, and Royal Bank of Canada. At closing of the transaction, the combined company is expected to have a pro forma leverage ratio of approximately 3x net debt to adjusted EBITDA. Additionally, Ritchie Bros. will prioritize de-leveraging following the close of the transaction. Ritchie Bros. also intends to maintain its current quarterly dividend of $0.27 per share and will consider future increases as the Company de-levers its balance sheet.

Ritchie Bros.’ and IAA’s Third Quarter Financial Results

In separate press releases issued today, Ritchie Bros. and IAA also announced financial results for their fiscal 2022 third quarters. The Ritchie Bros. press release is available at https://investor.ritchiebros.com/news/default.aspx. The IAA press release is available at https://investors.iaai.com/news/default.aspx.

Advisors

Goldman Sachs & Co. LLC served as lead financial advisor and Guggenheim Securities, LLC served as co-lead financial advisor to Ritchie Bros. Evercore and RBC Capital Markets also served as financial advisors to Ritchie Bros. J.P. Morgan Securities LLC served as financial advisor to IAA. Goodwin Procter LLP, McCarthy Tétrault LLP and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisors to Ritchie Bros. and Cooley LLP and Blake, Cassels & Graydon LLP served as legal advisors to IAA.

Conference Call and Webcast

Ritchie Bros. and IAA will host a conference call and webcast today at 8:00 a.m. ET.

Analysts and institutional investors may participate via conference call, using the following dial-in information:

Conference ID: 04106719

Participant Toll-Free Dial-In Number:

North America - 1-888-664-6392

UK - 08006522435

Canada: 1-416-764-8659

Media and other interested parties may listen to live webcast of the call at https://investor.ritchiebros.com.

Please note that there will be presentation slides and an infographic regarding the transaction accompanying the conference call. The slides and infographic will be available on the investor relations section of each company’s website.

About Ritchie Bros.

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, mining, and forestry, the company's selling channels include: Ritchie Bros. Auctioneers, the world's largest industrial auctioneer offering live auction events with online bidding; IronPlanet, an online marketplace with weekly featured auctions and providing the exclusive IronClad Assurance(R) equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Ritchie List, a self-serve listing service for North America; Mascus, a leading European online equipment listing service; Ritchie Bros. Private Treaty, offering privately negotiated sales; and sector-specific solutions GovPlanet, TruckPlanet, and Kruse Energy. The Company's suite of solutions also includes Ritchie Bros. Asset Solutions and Rouse Services LLC, which together provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers' management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; plus equipment financing and leasing through Ritchie Bros. Financial Services. For more information about Ritchie Bros., visit RitchieBros.com.

Photos and video for embedding in media stories are available at rbauction.com/media.

About IAA

IAA, Inc. (NYSE: IAA) is a leading global digital marketplace connecting vehicle buyers and sellers. Leveraging leading-edge technology and focusing on innovation, IAA’s unique platform facilitates the marketing and sale of total-loss, damaged and low-value vehicles. Headquartered near Chicago in Westchester, Illinois, IAA has nearly 4,500 employees and more than 210 facilities throughout the U.S., Canada and the United Kingdom. IAA serves a global buyer base – located throughout over 170 countries – and a full spectrum of sellers, including insurers, dealerships, fleet lease and rental car companies, and charitable organizations. Buyers have access to multiple digital bidding and buying channels, innovative vehicle merchandising, and efficient evaluation services, enhancing the overall purchasing experience. IAA offers sellers a comprehensive suite of services aimed at maximizing vehicle value, reducing administrative costs, shortening selling cycle time and delivering the highest economic returns. For more information visit IAAI.com, and follow IAA on Facebook, Twitter, Instagram, YouTube and LinkedIn.

Forward-Looking Statements

This press release contains information relating to a proposed business combination transaction between Ritchie Bros. Auctioneers Incorporated (“RBA”) and IAA, Inc. (the “Company”). This communication includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction, other aspects of RBA’s or the Company’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA’s common shares or the Company’s common stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and the Company’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of RBA may not approve the issuance of new common shares of RBA in the transaction or that stockholders of the Company may not approve the adoption of the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied (or waived), that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed transaction; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and the Company; the effects of the business combination of RBA and the Company, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction; the effect of the announcement, pendency or consummation of the proposed transaction on the trading price of RBA’s common shares or the Company’s common stock; the ability of RBA and/or the Company to retain and hire key personnel and employees; the significant costs associated with the proposed transaction; the outcome of any legal proceedings that could be instituted against RBA, the Company and/or others relating to the proposed transaction; restrictions during the pendency of the proposed transaction that may impact the ability of RBA and/or the Company to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; legislative, regulatory and economic developments affecting the business of RBA and the Company; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or the Company’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and the Company’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the Company’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither RBA nor the Company undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RBA expects to file with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of RBA to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of RBA and the Company seeking their approval of their respective transaction-related proposals. Each of RBA and the Company may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that RBA or the Company may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC and applicable Canadian securities regulatory authorities IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, THE COMPANY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from the Company at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by the Company (when they are available) will be available free of charge by accessing the Company’s website at investors.iaai.com or by contacting the Company’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and the Company in respect of the proposed transaction under the rules of the SEC. Information about RBA’s directors and executive officers is available in RBA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from RBA or the Company free of charge using the sources indicated above.

Ritchie Bros. Contacts

Investors

Sameer Rathod
Vice President, Investor Relations & Market Intelligence
(510) 381-7584
srathod@ritchiebros.com

Media

Dan Katcher / Kelly Sullivan / Lucas Pers / Haley Salas

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

IAA Contacts

Investors

Farah Soi / Caitlin Churchill

ICR

(203) 682-8200

IAA_IR@icrinc.com

Media

Jeanene O’Brien

SVP Global Marketing & Communications

(312) 622-4068

jobrien@iaai.com